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                                                                   Exhibit 10.30

                          CERTIFICATE OF INCORPORATION

                                       OF

                            FANNIE MAY HOLDINGS, INC.

         The undersigned, for the purpose of organizing a corporation pursuant to the provisions of the General Corporation Law of the State of Delaware, does make and file this Certificate of Incorporation and does hereby certify as follows:

         FIRST: NAME. The name of the corporation is FANNIE MAY HOLDINGS, INC. (hereinafter referred to as the "Corporation").

         SECOND: REGISTERED OFFICE. The registered office of the Corporation is to be located in the City of Wilmington, County of New Castle, in the State of Delaware. The name of its registered agent is the Corporation Service Company, whose address is 1013 Centre Road, Wilmington, Delaware 19805.

         THIRD: PURPOSES. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: CAPITAL STOCK. The total number of shares of stock which the Corporation shall have authority to issue is thirty-five hundred (3,500) shares, of which one thousand (1,000) shares shall be Common Stock of the par value of one cent ($.01) per share (hereinafter called "Common Stock") and twenty-five hundred (2,500) shares shall be Preferred Stock without par value (hereinafter called "Preferred Stock").

                  A. PROVISIONS RELATING TO PREFERRED STOCK. Shares of Preferred Stock may be issued from time to time in series, and the Board of Directors of the Corporation is hereby authorized, subject to the limitations provided by law, to establish and designate one or more series of the Preferred Stock, to fix the number of shares constituting each series, and to fix the

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designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of each series and the variations and the relative rights, preferences and limitations as between series, and to increase and to decrease the number of shares constituting each series. The authority of the Board of Directors of the Corporation with respect to each series shall include, but shall not be limited to, the authority to determine the following:

                           (i)      The designation of such series.

                           (ii)     The number of shares initially constituting
such series.

                           (iii)    The increase, and the decrease to a number
not less than the number of the outstanding shares of such series, of the number of shares constituting such series theretofore fixed.

                           (iv)     The rate or rates, and the conditions upon
and the times at which dividends on the shares of such series shall be paid, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of stock of the Corporation, and whether or not such dividends shall be cumulative, and, if such dividends shall be cumulative, the date or dates from and after which they shall accumulate.

                           (v)      Whether or not the shares of such series
shall be redeemable, and, if such shares shall be redeemable, the terms and conditions of such redemption, including, but not limited to, the date or dates upon or after which such shares shall be redeemable and the amount per share which shall be payable upon such redemption, which amount may vary under different conditions and at different redemption dates.

                           (vi)     The rights to which the holders of the
shares of such series shall be entitled upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any


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distribution of the assets of, the Corporation, which rights may be different in the case of a voluntary liquidation, dissolution or winding up than in the case of such an involuntary event.

                           (vii)    Whether or not the shares of such series
shall have voting rights, in addition to the voting rights provided by law, and, if such shares shall have such voting rights, the terms and conditions thereof, including, but not limited to, the right of the holders of such shares to vote as a separate class either alone or with the holders of shares of one or more other series of Preferred Stock and the right to have more than one vote per share.

                           (viii)   Whether or not a sinking fund or a purchase
fund shall be provided for the redemption or purchase of the shares of such series, and, if such a sinking fund or purchase fund shall be provided, the terms and conditions thereof.

                           (ix)     Whether or not the shares of such series
shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation, and, if provision be made for conversion or exchange, the terms and conditions of conversion or exchange, including, but not limited to, any provision for the adjustment of the conversion or exchange rate or the conversion or exchange price.

                           (x)      Any other relative rights, preferences and
limitations.

                  B.       PROVISIONS RELATING TO COMMON STOCK.

                           (i)      Subject to the preferential dividend rights
applicable to shares of the Preferred Stock, as determined by the Board of Directors of the Corporation pursuant to the provisions of part A of this Article FOURTH, the holders of shares of the Common Stock shall be entitled to receive such dividends as may be declared by the Board of Directors of the Corporation.


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                           (ii)     Subject to the preferential liquidation
rights and except as determined by the Board of Directors of the Corporation pursuant to the provisions of part A of this Article FOURTH, in the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, the holders of shares of the Common Stock shall be entitled to receive all of the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares of the Common Stock held by them.

                           (iii)    Except as otherwise determined by the Board
of Directors of the Corporation pursuant to the provisions of part A of this Article FOURTH, the holders of shares of the Common Stock shall be entitled to vote on all matters at all meetings of the stockholders of the Corporation, and shall be entitled to one vote for each share of the Common Stock entitled to vote at such meeting, voting together with the holders of the Preferred Stock who are entitled to vote, and not as a separate class.

         FIFTH: INCORPORATOR. The name and mailing address of the incorporator is:

                Name                        Mailing Address
                ----                        ---------------

                Herbert B. Max              c/o Spengler Carlson Gubar
                                                Brodsky & Frischling
                                            520 Madison Avenue
                                            New York, NY  10022

         SIXTH: COMPROMISE. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the


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application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         SEVENTH: BOARD OF DIRECTORS AND BY-LAWS. All corporate powers shall be exercised by the Board of Directors, except as otherwise provided by statute or by this Certificate of Incorporation, or any amendment thereof, or by the By-Laws. Directors need not be elected by written ballot. The By-Laws may be adopted, amended or repealed by the Board of Directors of the Corporation, except as otherwise provided by law, but any by-law made by the Board of Directors is subject to amendment or repeal by the stockholders of the Corporation.

         EIGHT: LIMITED LIABILITY. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involves intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any


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improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize corporate action further eliminating or limiting personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         NINTH: INDEMNIFICATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or complete action, suit or proceeding, whether civil, criminal, administrative or investigative, or by or in the right of the Corporation to procure judgment in its favor, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, in accordance with and to the full extent permitted by statute. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this section. The indemnification provided by this section shall not be deemed


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exclusive of any other rights to which those seeking indemnification may be entitled under these Articles or any agreement or vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         IN WITNESS WHEREOF, I, the undersigned, being the incorporator hereinbefore named, hereby declare and certify that the facts herein stated are true, and accordingly have hereunto set my hand this 13th day of August, 1991.

                                        /s/ Herbert B. Max
                                            --------------
                                            Herbert B. Max, Incorporator




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                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                            FANNIE MAY HOLDINGS, INC.

                         (Pursuant to Section 241 of the
                      General Corporation Law of Delaware)

                                     * * * *

         FANNIE MAY HOLDINGS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

         FIRST: That the Corporation has not received any payment for any of its stock and that the Sole Incorporator of the Corporation, pursuant to Section 241(b) of the General Corporation Law of the State of Delaware, duly adopted resolutions setting forth the following amendments to the Certificate of Incorporation of the Corporation.

                  RESOLVED, that the Certificate of Incorporation of the Corporation be, and it hereby is, amended by deleting in its entirety the present Article First and substituting in lieu thereof the following new Article First:

                           "FIRST: NAME. The name of the Corporation is FANNIE
                  MAY HOLDINGS, INC. (hereinafter referred to as the "Corporation")."

                           SECOND: That said amendment was duly adopted in
                  accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware.

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         IN WITNESS WHEREOF, said FANNIE MAY HOLDINGS, INC. has caused this
Certificate to be signed by Herbert B. Max, its Sole Incorporator, this 22nd day of August, 1991.

                                          FANNIE MAY HOLDINGS, INC.


                                                 By: /s/ Herbert B. Max
                                                         --------------
                                                         Herbert B. Max
                                                       Sole Incorporator




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                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            FANNIE MAY HOLDINGS, INC.

         FANNIE MAY HOLDINGS, INC., a Delaware corporation (the "Corporation"), does hereby certify as follows:

                  FIRST: The name of the Corporation is Fannie May Holdings,
Inc.

                  SECOND: The Certificate of Incorporation of the Corporation is hereby amended by deleting ARTICLE FOURTH thereof and substituting in lieu thereof the following:

                  FOURTH: CAPITAL STOCK. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 8,000 shares of capital stock, consisting of (a) 2,500 shares of Preferred Stock, without par value ("Preferred Stock"), (b) 2,000 shares of Class A Common Stock, $.01 par value per share ("Class A Common Stock"), (c) 2,000 shares of Class B Common Stock, $.01 par value per share ("Class B Common Stock"), (d) 1,000 shares of Class C Common Stock, $.01 par value per share ("Class C Common Stock") and (e) 1,000 shares of Class D Common Stock, $.01 par value per share ("Class D Common Stock") (the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock are referred to herein collectively as the "Common Stock").

I.       PROVISIONS RELATING TO PREFERRED STOCK.

                  Shares of Preferred Stock may be issued from time to time in series, and the Board of Directors of the Corporation is hereby authorized, subject to the limitations provided by law, to establish and designate one or more series of the Preferred Stock, to fix the number of shares constituting each series, and to fix the designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of each series and the variations and the relative rights, preferences and limitations as between series, and to increase and to decrease the number of shares constituting each series. The authority of the Board of Directors of the Corporation with respect to each series shall include, but shall not be limited to, the authority to determine the following:

                           (i)      The designation of such series.

                           (ii) The number of shares initially constituting such series.

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                           (iii)    The increase, and the decrease to a number
                  not less than the number of the outstanding shares of such series, of the number of shares constituting such series theretofore fixed.

                           (iv) The rate or rates, and the conditions upon and the times at which dividends on the shares of such series shall be paid, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of stock of the Corporation, and whether or not such dividends shall be cumulative, and, if such dividends shall be cumulative, the date or dates from and after which they shall accumulate.

                           (v) Whether or not the shares of such series shall be redeemable, and, if such shares shall be redeemable, the terms and conditions of such redemption, including, but not limited to, the date or dates upon or after which such shares shall be redeemable and the amount per share which shall be payable upon such redemption, which amount may vary under different conditions and at different redemption dates.

                           (vi) The rights to which the holders of the shares of such series shall be entitled upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation, which rights may be different in the case of a voluntary liquidation, dissolution or winding up than in the case of such an involuntary event.

                           (vii) Whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if such shares shall have such voting rights, the terms and conditions thereof, including, but not limited to, the right of the holders of such shares to vote as a separate class either alone or with the holders of shares of one or more other series of Preferred Stock and the right to have more than one vote per share.

                           (viii) Whether or not a sinking fund or a purchase fund shall be provided for the redemption or purchase of the shares of such series, and, if such a sinking fund or purchase fund shall be provided, the terms and conditions thereof.

                           (ix) Whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation, and, if provision be made for conversion or exchange, the terms and conditions of conversion or exchange, including, but not limited to, any provision for the adjustment of the conversion or exchange rate or the conversion or exchange price.

                           (x) Any other relative rights, preferences and limitations.

II.      PROVISIONS RELATING TO COMMON STOCK.

                  A. DIVIDENDS. All shares of Common Stock of the Corporation shall be of equal rank and shall be identical, except as hereinafter specifically set forth. No dividend


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         or other distribution shall be paid upon, or declared or set apart for any share of any class of Common Stock of the Corporation for any dividend period unless at the same time a dividend or distribution for the same period shall be paid upon, or declared and set apart for, all shares of each other class of Common Stock then issued and outstanding, in the same amount with respect to each issued and outstanding share of Common Stock, as though all shares of Common Stock were of a single class, except that the Corporation may at any time concurrently declare and pay an equal dividend, on a shares for share basis, in each respective class of Common Stock in shares of such class of Common Stock.

                  B. DISTRIBUTION UPON LIQUIDATION. In the event of a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of each class of Common Stock shall be entitled to share in the distribution of any remaining assets available for distribution to the holders of Common Stock ratably in proportion to the number of shares of all classes of Common Stock then issued and outstanding as though all such shares were of a single class.

                  C. CORPORATE EVENT. There shall be no increase, decrease or other alteration of the issued and outstanding shares of any class of Common Stock of the Corporation by or as a result of any stock split, stock dividend, combination of shares, recapitalization, reclassification, merger, consolidation, sale of all or substantially all assets of the Corporation, reorganization, liquidation, dissolution or other similar corporate transaction ("Corporate Event") unless at the same time the shares of the other class or classes of Common Stock then issued and outstanding are also increased, decreased or otherwise altered, as the case may be, in the same manner and to the same extent. Without limiting the generality of the foregoing, the number of shares of each class of Common Stock issued and outstanding immediately following any such Corporate Event shall bear the same ratio to the number of shares of that class of Common Stock issued and outstanding immediately prior to such Corporate Event as the number of shares of each other class of Common Stock issued and outstanding immediately following such Corporate Event shall bear to the number of shares of that class of Common Stock issued and outstanding immediately prior to such Corporate Event.

                  D.       VOTING RIGHTS.

                  1. The holders of Class A Common Stock shall be entitled to one vote per share in voting or consenting on the election of directors and for all other corporate purposes to the extent authorized by law.

                  2. The holders of Class B Common Stock shall not be entitled to vote at any meeting of stockholders or to express consent or dissent to any corporate action taken without a meeting (including, without limitation, any election or removal of the directors of the Corporation) except to the extent required by Delaware law and the Class B Common Stock shall not be included in determining the number of shares voting or consenting or entitled to vote or consent on such matters except to the extent required by Delaware law.


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                  Nothing in this Article Fourth shall be construed to impair or limit the right of any member of the Purchaser Group (as hereinafter defined) to give or withhold any required consent with respect to any corporation action or matter pursuant to the terms of any stockholders agreement or other agreement among the Corporation and all or any of the stockholders thereof or among all or any of such stockholders.

                  3. The holders of shares of Class C Common Stock shall be entitled to one vote per share in voting or consenting on the election of directors and for all other purposes with respect to which the holders of shares of Class A Common Stock are entitled to vote or consent. In addition, the holders of shares of Class C Common Stock shall be entitled to vote for and elect, as a class, one Class C director, who shall have 51% of the total voting power of the Board of Directors of the Corporation, provided that during any period in which either (a) as provided in Section 1.6 of the Certificate of Designations of the Senior Preferred Stock, a director elected by the holders of Senior Preferred Stock and having 51% of the total voting power of the Board of Directors shall have been elected and the right of the holders of Senior Preferred Stock to elect such director shall be continuing or (b) as provided in Paragraph 4 of this Subdivision D, a Triggering Event has occurred and is continuing resulting in the director elected by the holders of Class D Common Stock having 51% of the total voting power of the Board of Directors, the vote of the director elected by the Class C Common Stock shall not constitute the vote of 51% of the directors but such Class C director shall have one vote on all matters to come before the Board of Directors of the Corporation. At any time that the conditions described in clause (a) and (b) of this Paragraph 3 shall no longer exist, the director elected by the holders of Class C Common Stock shall again have 51% of the voting power of the Board of Directors of the Corporation. The right of the holders of Class C Common stock to elect or remove a member of the Board of Directors as provided in this Paragraph 3 may be exercised by Class C Common Stock at a meeting of such holders called by the holders of at least ten percent of the outstanding Class C Common Stock upon the minimum notice required by law for special meetings of stockholders or by written consent of the holders of Class C Common Stock in the manner provided under the Delaware General Corporation Law.

                  4. The holders of shares of Class D Common Stock shall be entitled to one vote per share in voting or consenting on the election of directors and for all other purposes with respect to which the holders of shares of Class A Common Stock are entitled to vote or consent. In addition, upon the occurrence and during the continuance of a Triggering Event, the number of directors constituting the whole Board of Directors shall be increased by one and the holders of Class D Common Stock shall be entitled to vote for and elect as a class one director who shall have 51% of the voting power of the Board of Directors of the Corporation, provided that (i) at such time as no Triggering Event shall be continuing, or (ii) during any period in which, as provided for in Section 1.6 of the Certificate of Designations of the Senior Preferred Stock, a director elected by the holders of Senior Preferred Stock and having 51% of the total voting power of the Board of Directors shall have been elected and the right of the holders of Senior Preferred Stock to elect such director shall be continuing, the vote of the director elected by the Class D Common Stock shall not constitute the vote of 51% of the directors but such director shall have one vote on all matters to come before the Board of Directors of the


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         Corporation. At any time that a Triggering Event shall no longer exist, the Board of Directors shall automatically be reduced by one director and the term of the director elected by the holders of Class D Common Stock shall terminate. The right of the holders of Class D Common Stock to elect or remove a member of the Board of Directors may be exercised by holders of Class D Common Stock at a meeting of such holders called by any one of them upon the minimum notice required by law for special meetings of stockholders or by written consent of the Class D Stockholders in the manner provided under the Delaware General Corporation Law.

                  5. Notwithstanding any provision of this Subdivision D, without the affirmative vote or prior written consent of the holders of a majority of the outstanding shares of each of Class B, Class C and Class D Common Stock, voting or consenting as a separate class, the Corporation shall not (i) merge with or into, or consolidate with, any other corporation if, under the terms pursuant to which such merger or consolidation is to be effected, (w) the holders of such class of Common Stock would receive consideration in exchange for each share of such stock outstanding immediately prior to such merger or consolidation that is less in amount than, or different in form from, the consideration to be received in connection with such merger or consolidation by the holders of any other class of Common Stock in exchange for each share of such stock outstanding immediately prior to such merger or consolidation (provided that non-voting securities rather, than voting securities may be issued to holders of Class B Common Stock without entitling such holders to the class vote provided for in Subdivision (D) (5) herein) or (x) the holders of such class of Common Stock would receive any consideration (whether in the form of cash, property or securities) in exchange for the shares of such class of Common Stock held by them immediately prior to such merger or consolidation and any holder of any other class of Common Stock would retain the shares of such stock held by it immediately prior to such merger or consolidation, (ii) effectuate any amendment to, or modification or waiver of, any provision of the Certificate of Incorporation of the Corporation, as amended, that alters or changes adversely the powers; preferences or rights of the shares of such class of Common Stock (including, without limitation, any provision of this Subdivision D or of paragraph 4 of Subdivision E of this Part II), or
         (iii) effectuate any amendment to, or modification or waiver of, any provision of the By-Laws of the Corporation that has any such effect.

                  E.       CONVERSION RIGHTS.

                  1. Immediately upon the transfer of any shares of Class B Common Stock to any Person other than an Affiliate of the holder of such shares, such shares shall, without any action on the part of the holder thereof, be converted into the same number of shares of Class A Common Stock as the number of shares of Class B Common Stock so being transferred. Upon the surrender of any certificates which prior to the transfer thereof represented shares of Class B Common Stock for registration of transfer, (a) the Corporation shall issue one or more new certificates, in such denomination or denominations as may be requested, for the same aggregate number of shares of Class A Common Stock represented by the certificates so surrendered, and registered as the holder thereof may request and (b) the rights of the holder of such shares of Class B Common Stock shall cease with respect to the number of shares so transferred and the

         Person or Persons in whose name or names the certificates for shares of Class A Common Stock are to be issued upon such transfer shall be deemed to have become the holder or holders of record of the shares of Class A Common Stock represented thereby. Notwithstanding the foregoing, any holder of Class B Common Stock or the transferee of such holder may waive, in a writing delivered to the Corporation at the time of any transfer of shares to any Person other than an Affiliate of such holder, the requirement that such shares of Class B Common Stock be converted into shares of Class A Common Stock pursuant to this paragraph 1 and may retain such shares as Class B Common Stock. For purposes of this paragraph 1, the transfer of shares of Class B Common Stock shall not be determined to occur until the transfer is registered on the stock transfer books of the Corporation.

                  2. Upon the sale of shares of Class B, Class C or Class D Common Stock pursuant to an effective registration statement filed under section 5 of the Securities Act of 1933, as amended (the "Securities Act"), each share of Class B, Class C or Class D Common Stock sold pursuant to such registration statement shall, without any action on the part of the holder thereof, be converted into a share of Class A Common Stock. Upon the surrender of any certificate or certificates which prior to the registered sale thereof represented shares of Class B, Class C or Class D Common Stock, (a) the Corporation shall issue one or more new certificates, in such denominations as may be requested, for the same aggregate number of shares of Class A Common Stock represented by the certificate or certificates so surrendered, and registered as the purchaser of such shares may request and (b) the rights of the holder of such shares of Class B, Class C or Class D Common Stock shall cease with respect to the number of shares so sold and the Person or Persons in whose name or names the certificates for shares of Class A Common Stock are to be issued upon such sale shall be deemed to have become the holder or holders of record of the shares of Class A Common Stock represented thereby.

                  3. Immediately upon the transfer or issue of any shares of Class A Common Stock to any Person who is a holder of Class B Common Stock, such shares of Class A Common Stock shall, without any action on the part of the holder thereof, be converted into the same number of shares of Class B Common Stock as the number of shares of Class A Common Stock so being transferred. Upon the surrender of any certificates, for registration of transfer, which prior to the transfer thereof represented shares of Class A Common Stock, (a) the Corporation shall issue one or more new certificates, in such denomination or denominations as may be requested, for the same aggregate number of shares of Class B Common Stock represented by the certificate or certificates so surrendered, and registered as the purchaser of such shares may request and (b) the rights of the holder of such shares of Class A Common Stock shall cease with respect to the number of shares so sold and the Person or Persons in whose name or names the certificates for shares of Class B Common Stock are to be issued upon such sale shall be deemed to have become the holder or holders of record of the shares of Class B Common Stock represented thereby.

                  4. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, or its treasury shares, solely for the purpose of issue upon the conversion of the Class B, Class C or Class D Common

         Stock as provided in this Subdivision E, such number of shares of Class A Common Stock as are then issuable upon the conversion of all outstanding shares of Class B, Class C or Class D Common stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class B Common Stock, or its treasury shares, solely for the purpose of issue upon the conversion of the Class A Common Stock as provided in this Subdivision E, such number of shares of Class B Common Stock as are then issuable upon the conversion of all outstanding shares of Class A Common Stock. The Corporation covenants that all shares of Class A Common Stock and Class B Common Stock which are issuable upon conversion shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Class A Common Stock and Class B Common Stock may be so issued without violation of any law or any regulation, rule or other requirement of any governmental authority applicable to the corporation or any requirement of any domestic securities exchange upon which shares of Class A Common Stock or class B Common Stock may be listed. The Corporation shall not take any action which would affect the number of shares of Class A Common Stock or Class B Common Stock outstanding or issuable for any purposes unless immediately following such action the Corporation would have authorized but unissued shares of Class A Common Stock and Class B Common Stock, or treasury shares, not then reserved or required to be reserved for any purpose other than the purpose of issue upon conversion of Class B Common Stock or Class A Common Stock, as the case may be, sufficient to meet the reservation requirements of the first two sentences of this paragraph 4.

                  5. If any shares of Class A Common Stock or Class B Common Stock required to be reserved for purposes of conversion hereunder require, before such shares may be issued upon conversion, registration with or approval of any governmental authority under any federal or state law (other than any registration under the Securities Act or any state securities law required by reason of any transfer involved in such conversion), or listing on any domestic securities exchange, the Corporation shall, at its expense and as promptly as possible, use its best efforts to cause such shares to be duly registered or approved or listed, as the case may be.

                  6. The issue of certificates for shares of Class A Common Stock upon conversion of shares of Class B, Class C or Class D Common Stock and certificates for shares of Class B Common Stock upon conversion of shares of Class A Common Stock shall be made without charge to the holders of such shares for any issue tax in respect thereof or other costs incurred by the Corporation in connection with such conversion and the related issue of shares of Class A Common Stock or Class B Common Stock, as the case may be; PROVIDED that the Corporation shall not be required to pay any tax which may be payable in respect or any transfer involved in the issue and delivery of any certificate in a name other than that of the holder of the Class B, Class C or Class D Common Stock converted or the holder of the Class A Common Stock converted, as the case may be.

                  7. Any holder of Class A Common Stock which is also a holder of Class B Common Stock shall be entitled at any time and from time to time to convert any shares of Class A Common Stock held by it into an equal number of shares of Class B Common Stock upon the surrender of the certificate or certificates representing the shares of Class A Common Stock to be converted at the principal office of the Corporation, together with written notice by such holder stating that such holder desires to convert the shares of Class A Common Stock represented by such certificate or certificates into shares of Class B Common Stock. Promptly after such surrender and receipt of such written notice, the corporation will issue and deliver in accordance with such instructions the certificate or certificates for the shares of Class B Common Stock issuable upon such conversion. In case less than all the shares represented by any such certificate are to be converted, a new certificate shall be issued to such holder representing the shares not to be converted, without cost to such holder.

                  F.       PERMITTED REDEMPTIONS.

                  Notwithstanding any provisions of this Part II of Article Fourth, the Corporation shall be permitted to redeem shares of Common Stock at such time and for such consideration as is set forth in the Securities Purchase Agreement.

                  G.       DEFINITIONS.

                  As used in this Part II of Article Fourth, the following terms shall have the following respective meanings:

                  "AFFILIATE" means a Person that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with another Person and shall include any portfolio or investment fund of which such other Person is the sole investment advisor. The term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "PURCHASER GROUP" means collectively Jackson National Life Insurance Company and its successors and assigns.

                  "PERSON" means any individual, firm, corporation, business enterprise, trust, association, joint venture partnership, any foreign, federal, state, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator or other entity, whether acting in an individual, fiduciary or other capacity.

                  "SECURITIES PURCHASE AGREEMENT" shall mean the Securities Purchase Agreement among the Corporation, FMCAN Acquisition Corp. and the purchasers of securities thereunder, pursuant to which Class A Common Stock, Class B Common Stock, Class D Common Stock and certain other securities are issued, as from time to time amended.

                  "TRIGGERING EVENT" shall mean a Triggering Event as defined in the Securities Purchase Agreement, unless waived.

                  THIRD: The Corporation has not received any payment for any of its stock. This amendment to the Certificate of Incorporation of the Corporation has been duly adopted in accordance with Section 241 of the General Corporation Law of Delaware.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the 28th day of October, 1991.

                                           FANNIE MAY HOLDINGS, INC.


                                           By: /s/ Adam E. Max
                                               ---------------
                                               Adam E. Max, Vice President

ATTEST:


/s/ Herbert B. Max
--------------------------------------------
Herbert B. Max, Assistant Secretary

                            CERTIFICATE OF CORRECTION

                                     OF THE

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                            FANNIE MAY HOLDINGS, INC.

                       (Pursuant to Section 103 (f) of the
                           General Corporation Law of
                             the State of Delaware)

         Fannie May Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that the Certificate of Amendment of the Certificate of Incorporation filed on October 29, 1991 (the "Certificate of Amendment") contained an inaccurate record.

         Paragraph 1 of ARTICLE SECOND of the Certificate of Amendment provided as follows: "The Certificate of Incorporation of the Corporation is hereby amended by deleting ARTICLE FOURTH thereof and substituting in lieu thereof the following:

                  FOURTH: CAPITAL STOCK. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 8,000 shares of capital stock, consisting of (a) 2,500 shares of Preferred Stock, without par value ("Preferred Stock"), (b) 2,000 shares of Class A Common Stock, $.01 par value per share ("Class A Common Stock"), (c) 2,000 shares of Class B Common Stock, $.01 par value per share ("Class B Common Stock"), (d) 1,000 shares of Class C Common Stock, $.01 par value per share ("Class C Common Stock") and (e) 1,000 shares of Class D Common Stock, $.01 par value per share ("Class D Common Stock"), (the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock are referred to herein collectively as the "Common Stock")."

         Paragraph 1 of ARTICLE SECOND of the Certificate of Amendment should have read as follows: "The Certificate of Incorporation of the Corporation is hereby amended by deleting ARTICLE FOURTH thereof and substituting in lieu thereof the following:

                  FOURTH: CAPITAL STOCK. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 8,500 shares of capital stock, consisting of (a) 2,500 shares of Preferred Stock, without par value ("Preferred Stock"), (b) 2,000 shares of Class A Common Stock, $.01 par value per share ("Class A Common Stock"), (c) 2,000 shares of Class B Common Stock, $.01 par value per share ("Class B Common Stock"), (d) 1,000 shares of Class C Common Stock, $.01 par value per share ("Class C Common Stock") and (e) 1,000 shares of Class D Common Stock, $.01 par value per share ("Class D Common Stock"), (the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock are referred to herein collectively as the "Common Stock")."

         IN WITNESS WHEREOF, said Fannie May Holdings, Inc. has caused this Certificate to be signed by Adam E. Max, its Vice President, and attested by Herbert B. Max, its Assistant Secretary, as of this 30th day of October, 1991.


                                          FANNIE MAY HOLDINGS, INC.


                                          By: /s/ Adam E. Max
                                              ---------------
                                              Adam E. Max
                                              Vice President

/s/ Herbert B. Max
--------------------------------------------
Herbert B. Max
Assistant Secretary




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